UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

On July 7, 2025, First Guaranty Bancshares, Inc. (“First Guaranty” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on June 30, 2025, First Guaranty issued an aggregate of 2,201,448 shares of its common stock pursuant to a series of transactions, including a private placement. This Form 8-K/A is being filed to correct an error in reporting the aggregate number of shares issued and the number of shares issued in the private placement. On June 30, 2025, First Guaranty issued an aggregate of 2,231,748 shares of its common stock, of which 161,760 shares were sold in a private placement at a price of $8.10 per share.

Except as described above, this Form 8-K/A does not modify or update disclosure in, or exhibits to, the Original Form 8-K. Information not affected by this Form 8-K/A remains unchanged and reflects the disclosures made at the time the Original Form 8-K was filed.

Item 3.02 Unregistered Sales of Equity Securities

The first two paragraphs of the Original Form 8-K are deleted and replaced with the following:

“On June 30, 2025, First Guaranty Bancshares, Inc. (“First Guaranty” or the “Company”) issued an aggregate of 2,231,748 shares of its common stock pursuant to: (1) a private placement, (2) the terms of that certain Exchange Agreement, dated as of June 16, 2025, between the Company and Edgar Ray Smith, III (the “Exchange Agreement”), (3) that certain First Amendment to the Promissory Note, dated as of June 4, 2025, by and between First Guaranty Bancshares, Inc. and Smith & Tate Investment, L.L.C. (the “Promissory Note Amendment”), and (4) that certain First Amendment to the First Guaranty Bancshares, Inc. Floating Rate Subordinated Note due March 28, 2034, dated as of June 4, 2025, by and between First Guaranty Bancshares, Inc. and Smith & Tate Investment, L.L.C. (the “Subordinated Note Amendment”).

Private Placement

First Guaranty sold 161,760 shares of its common stock in a private placement at a price of $8.10 per share. There were no underwriting discounts or commissions paid in connection with the private placement of shares. The offer and sale of the common stock was made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) and/or Regulation D thereunder. All participants in the private placement were “accredited investors” as defined in Rule 501(a) of Regulation D. The proceeds from the private placement will be used for general corporate purposes.”

Except for the first two paragraphs of the Original Form 8-K, this Form 8-K/A does not modify or update disclosure in, or exhibits to, the Original Form 8-K. The information not affected by this Form 8-K/A remains unchanged and reflects the disclosures made at the time the Original Form 8-K was filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: July 15, 2025
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer